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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11123                     36-3817266
(State or Other Jurisdiction of         (Commission             (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)

333 West Wacker Drive, Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))


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Item 5.02      Departure of Directors or Principal Officers: Election of
               Directors; Appointment of Principal Officers.

(c) On April 27, 2006, Nuveen Investments, Inc. (the "Company") issued a press release announcing the appointment of Glenn R. Richter, 44, to its senior management team as Chief Administrative Officer, effective May 30, 2006. Mr. Richter currently serves as Executive Vice President and Chief Financial Officer of RR Donnelley & Sons, a position he has held since April 2005. Prior to that, Mr. Richter served as Executive Vice President and Chief Financial Officer of Sears, Roebuck and Co. ("Sears"). Mr. Richter joined Sears as Vice President and Controller in February 2000. He was named Senior Vice President, Finance in July 2001 and held that position until October 2002. Mr. Richter served as Chief Financial Officer of Sears since October 2002. He became Executive Vice President in 2004.

Mr. Richter's annual base salary will be $500,000, and he will be entitled to a guaranteed minimum cash bonus for 2006 in the amount of $437,500, reflecting his partial year of employment with the Company. His target bonus for 2007 will be $800,000 to $1,000,000. Subject to Compensation Committee approval, upon joining the Company Mr. Richter will also receive $450,000 in restricted stock vesting in three years, $450,000 in restricted stock vesting in six years and $450,000 in stock options vesting in three years. These equity awards will be issued under the Company's 2005 Equity Incentive Plan. Mr. Richter will also receive an additional cash sign on bonus of $320,000, the full amount of which will be payable only if he is employed by the Company of February 1, 2007. If Mr. Richter is terminated other than for cause prior to January 1, 2008, he will be entitled to a severance payment of $500,000. He will also receive employee benefits provided to other senior executives.

There is no arrangement or understanding between Mr. Richter and any other persons pursuant to which he was appointed as an executive officer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

     99.1 Press release of Nuveen Investments, Inc. issued April 27, 2006 (filed herewith)


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NUVEEN INVESTMENTS, INC.


                                   By:  /s/ John L. MacCarthy
                                       -----------------------------------------
                                       John L. MacCarthy
                                       Senior Vice President and General Counsel


Dated:  May 3, 2006


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                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

   99.1 Press release of Nuveen Investments, Inc. issued April 27, 2006 (filed herewith)